Tyler Technologies Reports Earnings for Third Quarter 2025
Subscription revenues grew 15.5%
PLANO, Texas – October 29, 2025 – Tyler Technologies, Inc. (NYSE: TYL), a large-cap growth and value equity technology company, today announced financial results for the third quarter ended September 30, 2025.
Third Quarter 2025 Financial Highlights (all comparisons are to the third quarter of 2024):
Revenues
Total revenues were $595.9 million, up 9.7%.
Recurring Revenues
Recurring revenues were $512.4 million, up 10.7%, and comprised 86.0% of total revenues, up from 85.2%.
•Subscription revenues were $401.1 million, up 15.5%.
◦Within subscriptions:
◦SaaS revenues grew 19.9% to $199.8 million.
◦Transaction-based revenues grew 11.5% to $201.3 million.
•Annualized recurring revenue (ARR) was $2.05 billion, up 10.7%.
Earnings/EBITDA
•GAAP operating income was $97.9 million, up 18.2%. Non-GAAP operating income was $158.6 million, up 15.1%.
•GAAP net income was $84.4 million, or $1.93 per diluted share, up 11.2%. Non-GAAP net income was $130.4 million, or $2.97 per diluted share, up 18.5%.
•Adjusted EBITDA was $169.9 million, up 14.4%.
Cash Flow
•Cash flows from operations were $255.2 million, down 3.2%.
•Free cash flow was $247.6 million, down 2.1%.
•We repurchased approximately 300,000 shares of our common stock during the quarter at an average price of $576.82.

Tyler Technologies Reports Earnings
for Third Quarter 2025
October 29, 2025

Acquisitions
During the third quarter, we completed the acquisition of Emergency Networking for approximately $19.4 million in cash.
"Third quarter results once again exceeded expectations across our key revenue and profitability measures, continuing the momentum we saw in the first half of the year," said Lynn Moore, Tyler's president and chief executive officer. "SaaS revenues grew 20%, and new transaction-based services and higher volumes drove transaction revenue growth of 11.5%. Strong gross and operating margin expansion reflected a favorable revenue mix, operating discipline, and cloud efficiency gains.
"As anticipated, we achieved solid third quarter bookings growth, with total SaaS bookings up 5% sequentially and 5.8% year-over-year to reach a new all-time high. Leading sales indicators remain steady, reflecting a healthy new business pipeline supported by a resilient budget environment and sustained demand for digital modernization. Leveraging decades of domain expertise and deep functionality, we are uniquely positioned to lead the public sector into the next era of innovation through our purpose-built Agentic AI solutions. Additionally, we repurchased approximately 300,000 shares of our common stock during the quarter for approximately $173 million, underscoring confidence in our long-term growth outlook and offsetting potential dilution from our outstanding convertible debt that matures next March," concluded Moore.
Guidance for 2025
As of October 29, 2025, Tyler Technologies is providing the following guidance for the full year 2025:
•Total revenues are expected to be in the range of $2.335 billion to $2.360 billion.
•GAAP diluted earnings per share are expected to be in the range of $7.28 to $7.48.
•Non-GAAP diluted earnings per share are expected to be in the range of $11.30 to $11.50.
•Free cash flow margin is expected to be in the range of 25% to 27%.
•Research and development expense is expected to be in the range of $202 million to $205 million.
•Capital expenditures are expected to be in the range of $31 million to $33 million, including approximately $18 million of capitalized software development costs.
•Net interest income is expected to be in the range of $29 million to $31 million.

Tyler Technologies Reports Earnings
for Third Quarter 2025
October 29, 2025

GAAP to non-GAAP guidance reconciliation	2025
GAAP diluted earnings per share (1)	$7.28 - $7.48
Plus:
Share-based compensation expense	3.49
Amortization of acquired software and other intangibles	2.12
Less:
Income tax impact (1)	(1.59)
Non-GAAP diluted earnings per share	$11.30 - $11.50
Shares used in computing diluted earnings per share (millions)	43.9
GAAP estimated annual effective tax rate used in computing GAAP diluted earnings per share (1)	19.0%
Non-GAAP estimated annual effective tax rate used in computing non-GAAP diluted earnings per share (2)	22.5%

(1) GAAP diluted earnings per share may fluctuate due to the impact on our annual effective tax rate of discrete tax items, such as stock incentive awards, future acquisitions, changes in tax legislation, and other transactions.

(2) The non-GAAP estimated annual effective tax rate is expected to be 22.5%, up from 22.0% in 2024.
Conference Call
Tyler Technologies will hold a conference call and webcast on Thursday, October 30, 2025, at 10:00 a.m. ET to discuss the company’s results. Participants can pre-register for the teleconference here. Alternatively, participants can also join the teleconference by dialing 646-307-1951 and providing the operator with the conference name before admittance to the call.
The live audio webcast and archived replay can also be accessed at the Events & Presentations section of Tyler's investor relations website.
About Tyler Technologies, Inc.
Tyler Technologies (NYSE: TYL) is a leading provider of integrated software and technology services for the public sector. Tyler’s end-to-end solutions empower local, state, and federal government entities to operate efficiently and transparently with residents and each other. By connecting data and processes across disparate systems, Tyler’s solutions transform how clients turn actionable insights into opportunities and solutions for their communities. Tyler has more than 45,000 successful installations across 15,000 locations, with clients in all 50 states, Canada, the Caribbean, Australia, and other international locations. Tyler has been recognized numerous times for growth and innovation, including on Government Technology’s GovTech 100 list. More information about Tyler Technologies, an S&P 500 company headquartered in Plano, Texas, can be found at tylertech.com.

Tyler Technologies Reports Earnings
for Third Quarter 2025
October 29, 2025

Non-GAAP Financial Measures
Tyler Technologies has provided in this press release financial measures that have not been prepared in accordance with generally accepted accounting principles (GAAP) and are therefore considered non-GAAP financial measures. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share, EBITDA, adjusted EBITDA, free cash flow, and free cash flow margin. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating Tyler’s ongoing operational performance because they provide additional insight in comparing results from period to period while isolating the effects of some items that vary from period to period without correlation to core operating performance. Tyler believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. EBITDA is net income before interest expense, other income, income taxes, depreciation, and amortization. Non-GAAP and adjusted financial measures discussed above exclude share-based compensation expense, employer portion of payroll taxes on employee stock transactions, expenses associated with amortization of intangibles arising from business combinations, acquisition-related expenses, and lease restructuring costs and other. Annualized recurring revenue (ARR) is calculated by annualizing the current quarter's recurring revenues from subscriptions and maintenance.
Tyler currently uses a non-GAAP tax rate of 22.5%. This rate is based on Tyler's estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating Tyler's non-GAAP income, as well as significant non-recurring tax adjustments. The non-GAAP tax rate used in future periods will be reviewed periodically to determine whether it remains appropriate in consideration of factors including Tyler's periodic annual effective tax rate calculated in accordance with GAAP, changes resulting from tax legislation, changes in the geographic mix of revenues and expenses, and other factors deemed significant. Due to differences in tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to Tyler's estimated annual tax rate as described above, the estimated tax rate on non-GAAP income may differ from the GAAP tax rate and from Tyler's actual tax liabilities.
Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP measures used by Tyler Technologies may be different from non-GAAP measures used by other companies. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, which has been provided in the financial statement tables included below in this press release.
Forward-looking Statements
This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical in nature and typically address future or anticipated events, trends, expectations or beliefs with respect to our financial condition, results of operations or business. Forward-looking statements often contain words such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” “plans,” “intends,” “continues,” “may,” “will,” “should,” “projects,” “might,” “could” or other similar words or phrases. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. We believe there is a reasonable basis for our forward-looking statements, but they are inherently subject to risks and uncertainties and actual results could differ materially from the expectations and beliefs reflected in the forward-looking statements. We presently consider the following to be among the important factors that could cause actual results to differ materially from our expectations and beliefs: (1) changes in the

Tyler Technologies Reports Earnings
for Third Quarter 2025
October 29, 2025

budgets or regulatory environments of our clients, including local, state and federal government agencies, that could negatively impact information technology spending; (2) disruption to our business and harm to our competitive position resulting from cyber-attacks, security vulnerabilities and software updates; (3) our ability to protect client information from security breaches and provide uninterrupted operations of data centers; (4) our ability to achieve growth or operational synergies through the integration of acquired businesses, while avoiding unanticipated costs and disruptions to existing operations; (5) material portions of our business require the Internet infrastructure to be adequately maintained; (6) our ability to actively monitor developments in artificial intelligence ("AI") regulation and ethical standards as we expect that future changes in the regulatory landscape may affect our product development timelines, compliance costs, and market opportunities related to AI; (7) our ability to achieve our financial forecasts due to various factors, including project delays by our clients, reductions in transaction size, fewer transactions, delays in delivery of new products or releases or a decline in our renewal rates for service agreements; (8) general economic, political and market conditions, including inflation and changes in interest rates; (9) technological and market risks associated with the development of new products or services or of new versions of existing or acquired products or services; (10) competition in the industry in which we conduct business and the impact of competition on pricing, client retention and pressure for new products or services; (11) the ability to attract and retain qualified personnel and dealing with rising labor costs, the loss or retirement of key members of management or other key personnel; and (12) costs of compliance and any failure to comply with government and stock exchange regulations. These factors and other risks that affect our business are described in our filings with the Securities and Exchange Commission, including the detailed “Risk Factors” contained in our most recent annual report on Form 10-K and quarterly report on Form 10-Q. We expressly disclaim any obligation to publicly update or revise our forward-looking statements.
(Comparative results follow)
Contact: Hala Elsherbini
Senior Director, Investor Relations
Tyler Technologies, Inc.
972-713-3770
hala.elsherbini@tylertech.com

Source: Tyler Technologies
#TYL_Financial
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TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024

Revenues:
Subscriptions	$401,094	$347,170	$1,181,158	$994,095
Maintenance	111,312	115,587	336,236	348,114
Professional services	64,728	64,462	187,390	201,196
Software licenses and royalties	5,100	6,188	15,757	20,251
Hardware and other	13,645	9,930	36,620	33,016
Total revenues	595,879	543,337	1,757,161	1,596,672

Cost of revenues:
Subscriptions, maintenance, and professional services	289,070	283,750	859,718	829,765
Software licenses and royalties	1,669	1,870	5,418	4,995
Amortization of software development	6,195	4,961	17,079	13,808
Amortization of acquired software	9,376	9,244	27,989	27,723
Hardware and other	8,117	6,052	25,240	21,439
Total cost of revenues	314,427	305,877	935,444	897,730

Gross profit	281,452	237,460	821,717	698,942

Sales and marketing expense	37,560	38,203	110,345	116,195
General and administrative expense	79,971	72,460	236,024	220,590
Research and development expense	51,788	30,120	150,474	88,504
Amortization of other intangibles	14,201	13,850	42,173	45,813

Operating income	97,932	82,827	282,701	227,840

Interest expense	(1,235)	(1,235)	(3,743)	(4,672)
Other income, net	10,855	4,504	26,397	8,232
Income before income taxes	107,552	86,096	305,355	231,400
Income tax provision	23,159	10,199	55,283	33,595
Net income	$84,393	$75,897	$250,072	$197,805

Earnings per common share:
Basic	$1.96	$1.78	$5.80	$4.64
Diluted	$1.93	$1.74	$5.70	$4.56

Weighted average common shares outstanding:
Basic	43,135	42,714	43,085	42,592
Diluted	43,834	43,694	43,879	43,424

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of non-GAAP gross profit and margin	2025	2024	2025	2024
GAAP gross profit	$281,452	$237,460	$821,717	$698,942
Non-GAAP adjustments:
Add: Share-based compensation expense included in cost of revenues	9,307	7,972	26,912	22,982
Add: Amortization of acquired software	9,376	9,244	27,989	27,723
Non-GAAP gross profit	$300,135	$254,676	$876,618	$749,647
GAAP gross margin	47.2%	43.7%	46.8%	43.8%
Non-GAAP gross margin	50.4%	46.9%	49.9%	47.0%

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of non-GAAP operating income and margin	2025	2024	2025	2024
GAAP operating income	$97,932	$82,827	$282,701	$227,840
Non-GAAP adjustments:
Add: Share-based compensation expense	36,669	31,187	112,631	88,460
Add: Employer portion of payroll tax related to employee stock transactions	159	625	2,278	2,303
Add: Acquisition-related costs	214	—	247	29
Add: Lease restructuring costs and other	57	35	105	(124)
Add: Amortization of acquired software	9,376	9,244	27,989	27,723
Add: Amortization of other intangibles	14,201	13,850	42,173	45,813
Non-GAAP adjustments subtotal	60,676	54,941	185,423	164,204
Non-GAAP operating income	$158,608	$137,768	$468,124	$392,044
GAAP operating margin	16.4%	15.2%	16.1%	14.3%
Non-GAAP operating margin	26.6%	25.4%	26.6%	24.6%

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of non-GAAP net income and earnings per share	2025	2024	2025	2024
GAAP net income	$84,393	$75,897	$250,072	$197,805
Non-GAAP adjustments:
Add: Total non-GAAP adjustments to operating income	60,676	54,941	185,423	164,204
Less: Income tax impact	(14,692)	(20,829)	(55,142)	(53,438)
Non-GAAP net income	$130,377	$110,009	$380,353	$308,571
GAAP earnings per diluted share	$1.93	$1.74	$5.70	$4.56
Non-GAAP earnings per diluted share	$2.97	$2.52	$8.67	$7.11

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
Detail of share-based compensation expense	2025	2024	2025	2024
Cost of revenues	$9,307	$7,972	$26,912	$22,982
Operating expenses	27,362	23,215	85,719	65,478
Total share-based compensation expense	$36,669	$31,187	$112,631	$88,460

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of EBITDA and adjusted EBITDA	2025	2024	2025	2024
GAAP net income	$84,393	$75,897	$250,072	$197,805
Amortization of other intangibles	14,201	13,850	42,173	45,813
Depreciation and amortization included in cost of revenues, sales and marketing expense, general and administrative expense, and research and development expense	20,683	20,007	61,214	60,728
Interest expense	1,235	1,235	3,743	4,672
Other income, net	(10,855)	(4,504)	(26,397)	(8,232)
Income tax provision	23,159	10,199	55,283	33,595
EBITDA	$132,816	$116,684	$386,088	$334,381
Share-based compensation expense	36,669	31,187	112,631	88,460
Acquisition-related costs	214	—	247	29
Employer portion of payroll tax related to employee stock transactions	159	625	2,278	2,303
Lease restructuring costs and other	57	35	105	(124)
Adjusted EBITDA	$169,915	$148,531	$501,349	$425,049

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of free cash flow	2025	2024	2025	2024
Net cash provided by operating activities	$255,191	$263,716	$409,660	$399,859
Less: additions to property and equipment	(3,876)	(2,884)	(11,698)	(16,734)
Less: investment in software development	(3,738)	(7,919)	(14,138)	(24,412)
Free cash flow	$247,577	$252,913	$383,824	$358,713
Free cash flow margin	41.5%	46.5%	21.8%	22.5%

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
 (Unaudited)

	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$834,101	$744,721
Accounts receivable, net	661,986	587,634
Short-term investments	116,720	23,257
Prepaid expenses and other current assets	88,277	73,192
Income tax receivable	36,761	11,975
Total current assets	1,737,845	1,440,779

Accounts receivable, long-term portion	6,855	7,153
Operating lease right-of-use assets	36,564	31,433
Property and equipment, net	160,626	163,775

Other assets:
Software development costs, net	71,777	76,117
Goodwill	2,554,457	2,531,653
Other intangibles, net	779,170	831,966
Non-current investments	22,439	10,758
Other non-current assets	87,636	86,381
Total assets	$5,457,369	$5,180,015

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$320,953	$354,526
Operating lease liabilities	9,661	9,643
Deferred revenue	761,050	701,438
Current portion of convertible senior notes due 2026, net	599,231	—
Total current liabilities	1,690,895	1,065,607

Convertible senior notes due 2026, net	—	597,934
Deferred revenue, long-term	22,217	22,376
Deferred income taxes	75,829	47,503
Operating lease liabilities, long-term	34,556	30,791
Other long-term liabilities	31,105	27,382
Total liabilities	1,854,602	1,791,593

Shareholders' equity	$3,602,767	$3,388,422
Total liabilities and shareholders' equity	$5,457,369	$5,180,015

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Cash flows from operating activities:
Net income	$84,393	$75,897	$250,072	$197,805
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	34,988	34,530	103,931	108,766
Gains from sale of investments	—	(1)	—	(2)
Share-based compensation expense	36,669	31,187	112,631	88,460
Operating lease right-of-use assets expense	2,300	2,397	7,160	7,262
Deferred income tax benefit	37,462	(4,697)	26,382	(41,504)
Other	43	38	82	228
Changes in operating assets and liabilities, exclusive of effects of acquired companies	59,336	124,365	(90,598)	38,844
Net cash provided by operating activities	255,191	263,716	409,660	399,859

Cash flows from investing activities:
Additions to property and equipment	(3,876)	(2,884)	(11,698)	(16,734)
Purchase of marketable security investments	(72,680)	—	(179,966)	—
Proceeds and maturities from marketable security investments	42,023	1,349	76,307	7,700
Investment in software development	(3,738)	(7,919)	(14,138)	(24,412)
Cost of acquisitions, net of cash acquired	(16,907)	(93)	(35,137)	(1,395)
Other	(1)	147	525	168
Net cash used by investing activities	(55,179)	(9,400)	(164,107)	(34,673)

Cash flows from financing activities:
Payment on term loans	—	—	—	(50,000)
Payment of debt issuance costs	—	(2,637)	—	(2,637)
Purchase of treasury shares	(173,045)	—	(174,650)	—
Proceeds from exercise of stock options, net of withheld shares for taxes upon equity award settlement	15,461	31,548	12,306	47,433
Contributions from employee stock purchase plan	4,561	4,347	13,883	12,821
Other	(335)	—	(7,712)	—
Net cash (used) provided by financing activities	(153,358)	33,258	(156,173)	7,617

Net increase in cash and cash equivalents	46,654	287,574	89,380	372,803
Cash and cash equivalents at beginning of period	787,447	250,722	744,721	165,493

Cash and cash equivalents at end of period	$834,101	$538,296	$834,101	$538,296